UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2021

Item 1. Report to Stockholders.

(a)

TCM SMALL CAP GROWTH FUND

SEMI-ANNUAL REPORT

TCM Small Cap Growth Fund

March 31, 2021

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2
Performance	6
Fund Information	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Fund Expense Example	22
Additional Information	24
Privacy Notice	25

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

May 5, 2021

Dear Fellow Shareholder:

Thank you for your investment in the Fund.  This is the semi-annual report to shareholders of the Fund covering the six months ended March 31, 2021, which is the first half of the Fund’s fiscal year.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.

Performance Overview.  The performance of the Fund for the following periods were:

	Fourth	First	Six Months
	Quarter	Quarter	Ended
	2020	2021	March 31, 2021
TCM Small Cap Growth Fund	25.21%	8.09%	35.33%
Russell 2000® Growth Index	29.61%	4.88%	35.92%
Lipper Small Cap Growth Average	26.48%	6.06%	34.26%

Longer term performance for the Fund is set forth in the chart and table that follows this letter.

Performance Attribution – Six Months Ended March 31, 2021.  Below is a summary of performance attribution for the past two quarters.

Fourth Quarter 2020.  The fourth quarter, like much of 2020, was a study in contrasts as the Russell 2000® Index posted its best quarter in history in the midst of surges in infection and death rates from the COVID-19 pandemic.  Hope springs eternal and the prospects for a widespread delivery of effective vaccines provided investor optimism that life would return to normal by mid-2021.  In addition, investors were buoyed by a Federal Reserve (the “Fed”) determined to remain accommodative and the reduced uncertainty surrounding the election, although the latter was tested by recent events at the U.S. Capitol.  With sustained low interest rates, money continued to pour into equites as if it were the only deal in town, resulting in a very strong lower quality rally in which the smallest of the small caps and stocks with low returns on equity (“ROE”) or no earnings drove returns.  Our investment process emphasizes strong balance sheet companies that have earnings, good cash flow and sustainable valuations.  That focus is designed to deliver alpha over the longer term but often underperforms this type of short-term market spike.  Accordingly, attribution shows that the Fund did not keep up with the high returns in the health care (primarily biotechnology, up 40%) and information technology sectors.  Regarding information technology, we did very well in the semiconductor related industries but lagged many of the stocks that had the lower quality characteristics addressed above.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

First Quarter 2021. Phenomenal equity flows continued to drive the equity markets to new highs in the first quarter as investors shrugged off riots in the nation’s Capitol and instead focused on the potential return to normal as COVID-19 vaccines rolled out and favorable fiscal and monetary policy trends. In a welcome change for active managers with a quality bias, not all boats were lifted as fundamentals and valuations became more important to returns. The year started out with a continuation of the fourth quarter’s focus on momentum and lower quality factors but that quickly reversed with the sobering effect of rising interest rates and a steepening yield curve.  During the most recent earnings season, valuations and quality factors, such as ROE, earnings and cash flows, started to matter, and we saw some unwinding of low ROE and non-earner stocks.  Small cap stocks again bested large cap stocks and value led the charge outperforming growth by a margin last seen over 20 years ago.  In this environment, and in a reversal of the prior quarter, growth at a reasonable price significantly bettered growth at any price.  The Fund outperformed the benchmark by 3.21% based on strong stock selection in health care, industrials, financials, and information technology.  The effect of our sector weights was also positive due to an underweight to health care, primarily biotechnology.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the six months ended March 31, 2021 were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Western Alliance Bancorp
(banking products and related services)	1.76	1.76
Onto Innovation, Inc.
(semiconductor manufacturing tools)	1.74	1.59
Cohu, Inc. (semiconductor equipment)	1.47	1.37
TFI International, Inc. (provides freight
transportation and logistics services)	2.02	1.25
The Shyft Group, Inc.
(ecommerce delivery trucks)	1.65	1.14

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Emergent BioSolutions, Inc.
(develops vaccines and therapeutics)	1.08	-0.46
Root, Inc. (app-based automobile insurance)	0.41	-0.45
Ontrak, Inc. (behavioral health evaluation services)	0.08	-0.44
Heron Therapeutics, Inc. (develops medical
treatments for unmet medical needs)	0.21	-0.22
Kinsale Capital Group, Inc.
(casualty and property insurance)	3.32	-0.19

The market has entered a phase where valuations and earnings will matter to investors.  The rising tide supported by an accommodative Fed, low interest rates and multiple stimulus actions by the government, together with optimism for a return to a more normal economy, has generated historic interest in owning stocks, which in turn has driven valuations to high levels.  According to a study by Bank of America, more money has flowed into equities in the last five months than the previous 12 years combined.  At some point, these valuations will need to be digested by growing earnings levels or the valuation multiples will shrink, and the stock prices will fall.  As the movie Jerry Maquire kept reminding us, investors have high expectations for a strong economic recovery and will soon expect companies to “show me the money.”  Additional risks to future returns include the strong possibility for higher corporate tax rates (a hit to earnings), higher individual tax rates that could change investor behavior, and unclear outcomes for infrastructure spending and timing.  We are seeing inflationary pressures throughout the supply chain, from commodities to labor, and those costs will eventually get passed through resulting in higher inflation to the economy.  Depending on whether these costs are transitory or sustained, margin pressures will constrain valuation expansion going forward, thus a need to focus on companies that can grow earnings and support current price/earnings multiples.

There is likely no magic bullet that addresses the risks to these market levels, but it is also not clear that those risks present an imminent threat to equity returns.  Additional stimulus legislation, in some form, may pass Congress this year and the Fed appears committed to being “behind the curve” on inflationary pressures.  Those conditions can keep the porridge not too hot and not too cold for some time.  In the meantime, the margin of error on stocks that don’t meet revenue or earnings expectations grows thinner and we remain focused on companies with visible growth characteristics and sustainable valuations.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of March 31, 2021, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership according to the Frank Russell Company. Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.  The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. Cash flow is the net amount of cash being transferred into and out of a business. Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity. Alpha is a measure of the active return on an investment, the performance of that investment compared with a suitable market index.

Mutual fund investing involves risk, principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2021:

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	86.90%	19.50%	21.10%	14.27%	12.32%
Russell 2000® Growth Index	90.20%	17.16%	18.61%	13.02%	11.06%
Lipper Small Cap Growth Average	92.77%	19.82%	19.91%	13.10%	11.39%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2021 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$475 million
Total Operating Expenses(1)	0.95%

(1)
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least January 31, 2022 and may continue for an indefinite period thereafter as determined by the Board of Trustees (the “Board”). The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated January 28, 2021. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Top Ten Holdings (% of net assets)
Western Alliance Bancorp	3.1%	The Shyft Group, Inc.	2.2%
Kinsale Capital Group, Inc.	2.6%	ICON PLC	2.1%
TFI International, Inc. – ADR	2.3%	Natera, Inc.	2.0%
ASGN, Inc.	2.3%	Progyny, Inc.	2.0%
WillScot Mobile Mini Holdings Corp.	2.3%	Skyline Champion Corp.	2.0%

Sector Allocation (% of net assets)

(2)	Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited)

Shares		Value
COMMON STOCKS - 94.6%

Aerospace & Defense - 3.6%
199,876	Kratos Defense
	& Security
	Solutions, Inc.(1)	$5,452,617
62,077	Mercury Systems, Inc.(1)	4,385,740
148,051	Spirit AeroSystems
	Holdings, Inc.	7,202,681
		17,041,038

Auto Components - 1.0%
36,964	Fox Factory
	Holding Corp.(1)	4,696,646

Banks - 3.1%
153,416	Western Alliance
	Bancorp	14,488,607

Biotechnology - 6.8%
86,053	Amicus Therapeutics,
	Inc.(1)	850,204
40,518	Arrowhead
	Pharmaceuticals, Inc.(1)	2,686,749
18,349	Biohaven Pharmaceutical
	Holding Co. Ltd.(1)	1,254,154
21,465	Blueprint Medicines
	Corp.(1)	2,087,042
64,555	DermTech, Inc.(1)	3,278,748
23,261	Fate Therapeutics, Inc.(1)	1,917,869
31,946	FibroGen, Inc.(1)	1,108,846
48,213	Halozyme
	Therapeutics, Inc.(1)	2,010,000
39,627	Invitae Corp.(1)	1,514,148
14,528	Mirati
	Therapeutics, Inc.(1)	2,488,646
95,416	Natera, Inc.(1)	9,688,541
24,433	PTC Therapeutics, Inc.(1)	1,156,902
19,474	Ultragenyx
	Pharmaceutical, Inc.(1)	2,217,310
		32,259,159

Building Products - 0.8%
41,618	Trex Co., Inc.(1)	3,809,712

Chemicals - 3.8%
496,587	Element Solutions, Inc.	9,082,576
88,321	Innospec, Inc.	9,069,684
		18,152,260

Communications Equipment - 1.5%
442,875	Viavi Solutions, Inc.(1)	6,953,137

Construction & Engineering - 5.5%
101,264	Primoris Services Corp.	3,354,876
45,989	Quanta Services, Inc.	4,046,112
341,447	Sterling Construction
	Co., Inc.(1)	7,921,571
385,919	WillScot Mobile Mini
	Holdings Corp.(1)	10,709,252
		26,031,811

Consumer Finance - 0.5%
11,913	LendingTree, Inc.(1)	2,537,469

Diversified Telecommunication - 0.8%
246,860	Ooma, Inc.(1)	3,912,731

Electronic Equipment,
Instruments & Components - 2.8%
82,614	Fabrinet(1)	7,467,479
22,463	Littelfuse, Inc.	5,940,116
		13,407,595

Health Care Equipment & Supplies - 4.5%
72,556	Avanos Medical, Inc.(1)	3,173,599
54,774	Establishment Labs
	Holdings, Inc.(1)	3,425,018
174,764	LeMaitre Vascular, Inc.	8,524,988
180,130	OraSure
	Technologies, Inc.(1)	2,102,117
80,723	Pulse Biosciences, Inc.(1)	1,911,521
144,276	Zynex, Inc.(1)	2,203,095
		21,340,338

Health Care Providers & Services - 4.5%
34,495	Addus HomeCare Corp.(1)	3,607,832
23,087	LHC Group, Inc.(1)	4,414,465
27,219	ModivCare, Inc.(1)	4,031,679
212,661	Progyny, Inc.(1)	9,465,541
		21,519,517

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS - 94.6% (Continued)

Hotels, Restaurants & Leisure - 2.3%
58,330	Monarch Casino
	& Resort, Inc.(1)	$3,535,965
93,897	Planet Fitness,
	Inc. - Class A(1)	7,258,238
		10,794,203

Household Durables - 3.9%
40,031	Cavco Industries, Inc.(1)	9,031,394
208,952	Skyline Champion
	Corp.(1)	9,457,167
		18,488,561

Insurance - 3.6%
39,827	HCI Group, Inc.	3,059,510
75,064	Kinsale Capital
	Group, Inc.	12,370,547
143,548	Root, Inc. - Class A(1)	1,827,366
		17,257,423

Internet & Direct Marketing Retail - 2.1%
312,838	Liquidity Services, Inc.(1)	5,812,530
92,198	Revolve Group,
	Inc. - Class A(1)	4,142,456
		9,954,986

IT Services - 4.8%
55,171	ExlService
	Holdings, Inc.(1)	4,974,217
136,192	Genpact Ltd.	5,831,742
56,683	MAXIMUS, Inc.	5,047,054
95,542	WNS Holdings
	Ltd. - ADR(1)	6,921,063
		22,774,076

Life Sciences Tools & Services - 6.5%
7,873	Bio-Rad Laboratories,
	Inc. - Class A(1)	4,496,821
14,440	Bio-Techne Corp.	5,515,069
12,909	Charles River Laboratories
	International, Inc.(1)	3,741,416
51,612	ICON PLC(1)	10,135,049
76,930	NeoGenomics, Inc.(1)	3,710,334
15,942	Repligen Corp.(1)	3,099,284
		30,697,973

Machinery - 4.7%
2,931	Alamo Group, Inc.	457,676
43,580	Chart Industries, Inc.(1)	6,203,613
97,802	Columbus
	McKinnon Corp.	5,160,033
280,530	The Shyft Group, Inc.	10,435,716
		22,257,038

Media - 1.2%
26,521	Cardlytics, Inc.(1)	2,909,354
19,665	Nexstar Media
	Group, Inc.	2,761,556
		5,670,910

Metals & Mining - 1.0%
43,711	Kaiser Aluminum Corp.	4,830,065

Pharmaceuticals - 0.9%
61,014	Pacira BioSciences,
	Inc.(1)	4,276,471

Professional Services - 3.9%
112,815	ASGN, Inc.(1)	10,767,064
31,379	CACI International,
	Inc.(1)	7,739,944
		18,507,008

Road & Rail - 2.3%
148,792	TFI International,
	Inc. - ADR	11,123,690

Semiconductors &
Semiconductor Equipment - 10.2%
185,518	Cohu, Inc.	7,762,073
70,065	Diodes, Inc.(1)	5,593,990
153,163	Kulicke & Soffa
	Industries, Inc.	7,521,835
100,408	Lattice
	Semiconductor Corp.(1)	4,520,368
43,386	MKS Instruments, Inc.	8,044,632
119,724	Onto Innovation, Inc.(1)	7,867,064
259,460	Tower
	Semiconductor Ltd.(1)	7,275,258
		48,585,220

Software - 5.4%
106,094	8x8, Inc.(1)	3,441,689
124,338	Cognyte Software Ltd.(1)	3,457,840

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2021 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS - 94.6% (Continued)

Software - 5.4% (Continued)
128,251	CommVault
	Systems, Inc.(1)	$8,272,189
45,156	nCino, Inc.(1)	3,012,808
3,960	The Trade Desk,
	Inc. - Class A(1)	2,580,574
217,958	Vertex, Inc. - Class A(1)	4,790,717
		25,555,817

Specialty Retail - 0.8%
20,610	Five Below, Inc.(1)	3,932,182

Textiles, Apparel & Luxury Goods - 1.8%
113,906	Canada Goose
	Holdings, Inc.(1)	4,470,811
39,675	Columbia Sportswear Co.	4,190,870
		8,661,681

TOTAL COMMON STOCKS
(Cost $296,972,085)		449,517,324

EXCHANGE-TRADED FUNDS - 1.7%
58,341	SPDR S&P Biotech ETF	7,913,957

TOTAL EXCHANGE-TRADED FUNDS
(Cost $4,740,300)		7,913,957

SHORT-TERM INVESTMENTS - 3.7%

Money Market Funds - 3.7%
17,444,929	First American Treasury
	Obligations Fund -
	Class X, 0.030%(2)	17,444,929

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,444,929)		17,444,929

TOTAL INVESTMENTS
IN SECURITIES - 100.0%
(Cost $319,157,314)		474,876,210
Other Assets in Excess
of Liabilities - 0.0%(3)		57,154
TOTAL NET ASSETS - 100.0%		$474,933,364

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Annualized seven-day effective yield as of March 31, 2021.
(3)	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $319,157,314) (Note 2)	$474,876,210
Receivables:
Fund shares sold	1,338,406
Dividends and interest	62,182
Prepaid expenses	19,516
Total assets	476,296,314

LIABILITIES
Payables:
Investment securities purchased	793,477
Fund shares redeemed	134,428
Investment advisory fees	322,736
Administration fees	33,701
Fund accounting fees	12,077
Audit fees	39,713
Custody fees	3,846
Trustee fees	4,819
Transfer agent fees	4,694
Chief Compliance Officer fees	1,983
Other accrued expenses	11,476
Total liabilities	1,362,950
NET ASSETS	$474,933,364
Net Asset Value (unlimited shares authorized):
Net assets	$474,933,364
Shares of beneficial interest issued and outstanding	10,066,645
Net asset value, offering and redemption price per share	$47.18

COMPONENTS OF NET ASSETS
Paid-in capital	$264,617,450
Total distributable (accumulated) earnings (losses)	210,315,914
Net assets	$474,933,364

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding tax of $10,102)	$520,580
Interest	1,923
Total investment income	522,503

EXPENSES
Investment advisory fees	1,770,745
Administration fees	129,166
Fund accounting fees	43,206
Custody fees	15,951
Miscellaneous expenses	14,252
Audit fees	13,213
Registration fees	13,208
Transfer agent fees	11,995
Trustees fees	10,937
Chief Compliance Officer fees	6,483
Legal fees	4,904
Reports to shareholders	4,902
Insurance expenses	1,871
Interest expenses	1,081
Total expenses	2,041,914
Net investment income (loss)	(1,519,411)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	66,302,446
Change in net unrealized appreciation/depreciation on investments	62,913,232
Net realized and unrealized gain (loss) on investments	129,215,678
Net increase (decrease) in net
assets resulting from operations	$127,696,267

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2021	Year Ended
	(Unaudited)	September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,519,411)	$(2,185,821)
Net realized gain (loss) on investments(1)	66,302,446	28,893,434
Change in net unrealized appreciation/
depreciation on investments	62,913,232	11,384,130
Net increase (decrease) in net assets
resulting from operations	127,696,267	38,091,743

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions	(28,271,294)	(6,335,246)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(2)	6,433,881	(95,777,115)
Total increase (decrease) in net assets	105,858,854	(64,020,618)

NET ASSETS
Beginning of period/year	369,074,510	433,095,128
End of period/year	$474,933,364	$369,074,510

(1)	Includes net realized gain on redemption-in-kind transactions of $6,288,583. See Note 7.
(2)	Summary of share transactions is as follows:

	Six Months Ended
	March 31, 2021		Year Ended
	(Unaudited)		September 30, 2020
	Shares	Value	Shares	Value
Shares sold	974,532	$43,554,772	2,368,259	$74,380,976
Shares issued in
reinvestment of
distributions	654,991	27,824,009	175,111	6,261,981
Shares redeemed(3)	(1,468,193)	(64,944,900)	(5,241,475)	(176,420,072)
Net increase (decrease)	161,330	$6,433,881	(2,698,105)	$(95,777,115)

(3)	During the year ended September 30, 2020, shares redeemed included redemption-in-kind transactions of 2,265,654 shares valued at $73,950,835. See Note 7.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	March 31, 2021		Year Ended September 30,
	(Unaudited)		2020	2019	2018	2017	2016
Net asset value,
beginning of period/year	$37.26		$34.36	$40.76	$37.62	$28.94	$31.00

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)(1)	(0.15)		(0.17)	(0.12)	(0.20)	(0.21)	(0.12)
Net realized and unrealized
gain (loss) on investments	12.99		3.58	(2.17)	8.74	8.89	2.60
Total from
investment operations	12.84		3.41	(2.29)	8.54	8.68	2.48

LESS DISTRIBUTIONS
From net realized gain	(2.92)		(0.51)	(4.11)	(5.40)	—	(4.54)
Total distributions	(2.92)		(0.51)	(4.11)	(5.40)	—	(4.54)
Paid-in capital from
redemption fees(2)	—		—	—	—	—	0.00 (3)
Net asset value,
end of period/year	$47.18		$37.26	$34.36	$40.76	$37.62	$28.94
Total return	35.33	%(4)	9.99%	(3.92)%	26.09%	29.99%	8.42%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$474.9		$369.1	$433.1	$453.3	$370.8	$269.6
Portfolio turnover rate	44	%(4)	111%	121%	126%	139%	134%
Ratio of expenses
to average net assets	0.92	%(5)	0.94%	0.93%	0.93%	0.95%	0.95%
Ratio of net investment gain
(loss) to average net assets	(0.69	)%(5)	(0.53)%	(0.37)%	(0.55)%	(0.62)%	(0.44)%

(1)	Calculated using average shares outstanding method.
(2)	Effective January 29, 2016 the 1.00% redemption fee was eliminated.
(3)	Does not round to $0.01 or $(0.01) per share, as applicable.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

The Fund is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2021 (Unaudited) (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021. See the Schedule of Investments for industry breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$449,517,324	$—	$—	$449,517,324
Exchange-Traded Funds	7,913,957	—	—	7,913,957
Short-Term Investments	17,444,929	—	—	17,444,929
Total Investments
in Securities	$474,876,210	$—	$—	$474,876,210

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2021 (Unaudited) (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of the most recent fiscal year ended September 30, 2020, the Fund had late year losses of $1,583,298 and no post October losses.  As of the most recent fiscal year ended September 30, 2020, there were no capital loss carryovers for the Fund.

As of March 31, 2021, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income and capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends are provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2021 (Unaudited) (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. This fee was deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retained the fee charged as paid-in capital and such fees came part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved liquidity risk management program that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

I.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2021 (Unaudited) (Continued)

upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the six months ended March 31, 2021 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Amounts due from the Advisor are paid monthly to the Fund, if applicable. For the six months ended March 31, 2021, the Advisor did not waive any fees or reimburse expenses.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The Officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the six months ended March 31, 2021 are disclosed in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2021, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, were $185,980,583 and $218,493,238, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2021.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2021 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2021 (estimated) and the year ended September 30, 2020, were as follows:

Distributions paid from:	March 31, 2021	September 30, 2020
Ordinary income	$—	$—
Long-term capital gain	25,719,474	6,335,246
Short-term capital gain	2,551,820	—

As of the most recent fiscal year ended September 30, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments(1)	$281,876,700
Gross tax unrealized appreciation	99,531,822
Gross tax unrealized depreciation	(10,594,666)
Net tax unrealized appreciation (depreciation)	88,937,156
Undistributed ordinary income (loss)	—
Undistributed long-term capital gain (loss)	23,537,083
Total distributable earnings	23,537,083
Other accumulated gain (loss)	(1,583,298)
Total accumulated gain (loss)	$110,890,941

(1)  The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Loan activity for the six months ended March 31, 2021, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	9,508,000
Average daily loan outstanding	5,987,000
Credit facility outstanding as of March 31, 2021	—
Average interest rate	3.25%

Interest expense for the six months ended March 31, 2021 is disclosed in the Statement of Operations, if applicable.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2021 (Unaudited) (Continued)

NOTE 7 – REDEMPTION-IN-KIND TRANSACTIONS

On June 26, 2020, one shareholder redeemed a total of $73,950,835 from the Fund as a redemption-in-kind transaction. In this transaction, the Fund distributed a proportionate amount of securities in the Fund’s portfolio to the shareholder. Remaining shareholders in the Fund did not recognize any additional capital gains from the transactions.

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/20 – 3/31/21).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2021 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/20	3/31/21	10/1/20 – 3/31/21(1)
Actual	$1,000.00	$1,353.30	$5.40
Hypothetical (5% return
before expenses)	1,000.00	1,020.34	4.63

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.92% multiplied by the average account value over the period multiplied by 182/365 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 or by accessing the Fund’s website at www.tyghcap.com/mutual-fund. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s quarterly holdings for the most recent fiscal year can be obtained by accessing the Fund’s website at www.tyghcap.com/mutual-fund. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT may also be obtained by calling (800) 536-3230.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements, and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts and to shareholder the Transfer Agent reasonably believes are from the same family or household. Please call the Fund’s transfer agent toll free at (800) 536-3230 (or contact your financial institution) to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.  In addition, see the Important Notice on the cover page for changes to the distribution of the annual and semi-annual reports effective January 1, 2021.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com/mutual-fund.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic, and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, 29th Floor
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worchester, LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(800) 536-3230

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

(b)  Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
 Elaine E. Richards, President/Principal Executive Officer

Date   June 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Elaine E. Richards
  Elaine E. Richards, President/Principal Executive Officer

Date   June 9, 2021

By (Signature and Title)* /s/ Aaron J. Perkovich
  Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date   June 8, 2021

*	Print the name and title of each signing officer under his or her signature.